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MCG Capital Corporation 1100 Wilson Boulevard Suite 3000 Arlington, VA 22209 (703) 247-7500 (703) 247-7505 (FAX) MCGCapital.com	PRESS RELEASE Contact: Michael McDonnell (703) 247-7500 MMcdonnell@MCGCapital.com
FOR IMMEDIATE RELEASE

MCG Capital Corporation Announces Transferable Rights Offering

Hosting Conference Call on March 19 at 10:30 a.m. ET to Provide Additional Details

ARLINGTON, VA – March 18, 2008 – MCG Capital Corporation (the “Company”) (Nasdaq: MCGC) announced today that its Board of Directors has approved the terms of a transferable rights offering of additional common stock of the Company (the “Offering”).

The Company will issue transferable rights to subscribe for up to 9,500,000 shares of the Company’s common stock to its stockholders of record (“Record Date Stockholders”) on March 28, 2008 (the “Record Date”). Record Date Stockholders will receive one right for every seven outstanding shares of common stock owned on the Record Date. The rights entitle the holders to purchase one new share of common stock for every right held. The subscription price will not be determined until the expiration of the Offer at 5:00 p.m., New York City time, on April 18, 2008 (the “Expiration Date”). The subscription price for the common shares offered in the Offering will be 88% of the volume-weighted average of the sales prices of the Company’s common stock on the Nasdaq Global Select market on the five trading days ending on the Expiration Date. The rights will expire on April 18, 2008 at 5:00 p.m., ET, unless the Offering is extended. The rights will be listed for trading on the Nasdaq Global Select market under the symbol “MCGCR,” and will begin trading on March 26, 2008 on a when issued basis. Record Date Stockholders who fully exercise all rights issued to them are entitled to subscribe for additional shares of the Company’s common stock which were not subscribed for by other stockholders. Any non-record date rights holder who exercises rights is entitled to subscribe for remaining shares that are not subscribed for by Record Date Stockholders.

Important Dates
Last Day to Buy Stock and Receive Rights	March 25, 2008
Shares Trade Ex-Rights	March 26, 2008
Rights Eligible for Trading	March 26, 2008
Record Date	March 28, 2008
Subscription Period	from March 28, 2008 to April 18, 2008 (1)
Last Day Rights May Be Traded	April 17, 2008 (1)
Expiration Date	April 18, 2008 (1)

(1)	Unless the Offering is extended.

The Company intends to use the net proceeds from the Offering for origination of loans to and investments in primarily middle market companies, repayment of indebtedness, working capital, and other general corporate purposes.

The Company has selected J.P. Morgan Securities Inc. to act as Lead Dealer Manager and SunTrust Robinson Humphrey, Inc. and RBC Capital Markets Corporation to act as Co-Dealer Managers for the Offering.

Conference Call/Webcast/Replay

MCG will host an investment community conference call on Wednesday, March 19, 2008 at 10:30 a.m. ET to provide additional details about the Offering. Slides reviewed in the investor conference call will be available on MCG’s website at http://www.mcgcapital.com prior to the call.

MCG Capital Corporation

Press Release

March 18, 2008

Conference Call:	Wednesday, March 19, 2008 at 10:30 a.m. ET
Dial-in Number:	877-419-6600 or 719-325-4926 for international callers (no access code required)
Live Webcast /Replay:	http://investor.mcgcapital.com
Call Replay:	888-203-1112 or 719-457-0820 for international callers – replay pass code #3447748, Replay will be available until 11:59 PM ET, Saturday, March 26, 2008.

A registration statement with respect to the rights and the shares of common stock to be issued upon exercise of the Rights has been filed with the Securities and Exchange Commission.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities in the Offering, nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of MCG Capital before investing. The Offering may be made only by means of a prospectus, copies of which may be obtained when available from J.P. Morgan Securities Inc., 4 Chase Metrotech Center, CS Level, Brooklyn, NY 11245, Attention: Chase Distribution & Support Service Northeast Statement Processing, (718) 242-8002.

Additional information regarding the Offering may be obtained when available from Georgeson Inc., the Information Agent, 199 Water Street, 26th Floor, New York, NY 10038, (888) 897-5986.

About MCG Capital Corporation

MCG Capital Corporation is a solutions-focused commercial finance company providing capital and advisory services to middle market companies throughout the United States. Our investment objective is to achieve current income and capital gains. Our capital is generally used by our portfolio companies to finance acquisitions, recapitalizations, buyouts, organic growth and working capital.

Forward-looking Statements:

This press release contains forward-looking statements (i.e., statements that are not historical fact) describing the Company’s future plans and objectives. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including, without limitation, the risks, uncertainties and other factors we identify from time to time in our filings with the Securities and Exchange Commission, including our Form 10-Ks, Form 10-Qs and Form 8-Ks. Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this press release should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this press release. We undertake no obligation to update such statements to reflect subsequent events.